Immunic
THERAPEUTICS

Investor Overview

NASDAQ: IMUX
July 2026

Cautionary Note Regarding Forward-Looking Statements

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Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, availability and terms of necessary financing, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's development programs and the targeted diseases; the potential for Immunic's development programs to safely and effectively target and treat the diseases mentioned herein; preclinical and clinical data for Immunic's development programs; the impact of future preclinical and clinical data on Immunic's product candidates; the timing of the availability of data from Immunic's clinical trials; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; the timing of current and future clinical trials and anticipated clinical milestones; Immunic's ability to protect its intellectual property position; Immunic's plans to research, develop and commercialize its current and future product candidates; the timing of any planned investigational new drug application or new drug application; the development and commercial potential of any product candidates of the company; expectations regarding potential market size; developments and projections relating to Immunic's competitors and industry; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; Immunic's ability to identify additional products or product candidates with significant commercial potential; the impact of government laws, regulations and tariffs; impacts of the conflicts in Ukraine – Russia and the Middle East; Immunic's listing on The Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company and further updates with respect thereto; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (SEC), as well as the company's subsequent filings with the SEC.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law. The names, logos, and other trademarks of Immunic appearing in this presentation are the property of Immunic, Inc. All other trademarks, service marks and trade names in this presentation are the property of their respective owners. Unless otherwise indicated, we have omitted the ® and ™ designations, as applicable, for the trademarks used in this presentation.

Immunic: Pivoting to a Fully Integrated Multiple Sclerosis Company

Advancing a Potentially Differentiated Oral MS Therapy to Address High Unmet Needs with Near-Term Blockbuster Potential in Relapsing MS and Significant Upside Potential in Progressive MS

Lead Asset

Vidofludimus Calcium

(IMU-838)

Oral therapy that combines **direct Nurr1 activation** with **selective DHODH inhibition** addressing both the neurodegenerative and inflammatory mechanisms underlying disability progression in relapsing and progressive MS

Near-Term Value Inflection in Relapsing MS

- Fully enrolled Phase 3 ENSURE-1 and ENSURE-2 trials with top-line data expected by year-end 2026
- NDA submission in the U.S. targeted for mid-2027, followed by potential U.S. regulatory approval in 2028
- Relapsing MS represents potential blockbuster commercial opportunity, with ~90,000 patients actively seeking new treatment annually in the U.S.

Expansion Opportunity in Progressive MS

- Phase 2 CALLIPER data showed numerical reductions in disability worsening and signals for disability improvement
- Supporting plans for a future Phase 3 progressive MS program
- Emerging therapies could make progressive MS the fastest-growing MS segment

Favorable Safety and Tolerability Profile to Date

- Safety and tolerability profile supports long-term treatment adherence and competitive positioning within the oral MS treatment landscape
- >3,500 patients* treated to date with more than 6.5 years of continuous exposure

Financial Overview NASDAQ: IMUX

- Leadership team with proven track record in MS drug development and commercialization
- Intellectual property protection expected up to 2044 in the U.S.
- Funding expected into late 2027

*as of January 2026 ** as of May 2026
MS: multiple sclerosis; Nurr1: nuclear receptor-related-1; DHODH: dihydroorotate dehydrogenase; NDA: New Drug Application

Vidofludimus Calcium Is Being Developed as a Franchise Opportunity Spanning Relapsing and Progressive MS

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	STATUS	NEXT MILESTONE
Vidofludimus Calcium (IMU-838)	Relapsing MS ENSURE-1					Both trials fully enrolled	Top-line data for both trials expected by end of 2026
Vidofludimus Calcium (IMU-838)	Relapsing MS ENSURE-2					Both trials fully enrolled	Top-line data for both trials expected by end of 2026
Vidofludimus Calcium (IMU-838)	**Progressive MS** Phase 3					In preparation	Initiation of Phase 3 program expected later in 2026
Vidofludimus Calcium (IMU-838)	Relapsing-Remitting MS EMPhASIS					Trial met primary and key secondary endpoints OLE ongoing	Additional OLE data expected
Vidofludimus Calcium (IMU-838)	**Progressive MS** CALLIPER					Numerically reduced CDW, signals for CDI* OLE ongoing	Additional OLE data expected
IMU-381	Neurologic Diseases Nurr1 Platform					Candidate screening	Lead candidate identification

* Primary percent brain volume change endpoint not met

MS: multiple sclerosis; Nurr1: nuclear receptor-related-1; OLE: open-label extension; CDW: confirmed disability worsening; CDI: confirmed disability improvement; IND: Investigational New Drug

Leadership Team with Established Multiple Sclerosis Development and Commercialization Experience



Erik Lundgren, MBA
Chief Executive Officer
Genentech (A member of the Roche Group) | Roche



Jason Tardio, MBA
President & Chief Operating Officer
Biogen | Novartis



Michael A. Panzara, MD, MPH
Chief Medical Officer
Biogen | sanofi



Glenn Whaley, CPA
Chief Financial Officer
Pernix Therapeutics | Alvogen



Hella Kohlhof, PhD
Co-Founder & Chief Scientific Officer
4SC



Inderpal Singh
General Counsel
Pfizer | Merck



Patrick Walsh
Chief Business Officer
Akebia Therapeutics | AVEO Oncology



Werner Gladdines
Chief Development Officer
aimm therapeutics | genzyme

Board of Directors:

Michael W. Bonney (Chair)
Jon Congleton
Erik Lundgren, MBA (CEO)
Thor Nagel
Duane Nash, MD, JD, MBA
Jörg Neermann, PhD
Barclay Phillips
Richard Rudick, MD
Simona Skerjanec, M.Pharm, MBA
Daniel Vitt, PhD (Co-Founder)

Vidofludimus Calcium Has the Potential to Transform the MS Market

Substantial Opportunities: MS Remains a Large and Growing Market

BLOCKBUSTER POTENTIAL

MS has produced **11 distinct billion-dollar products over the last 25 years**, making it one of the most commercially successful specialty pharmaceutical markets in neurology.

The global MS market continues to grow and is estimated to exceed **$30 billion annually** by the early 2030s.[1]

Attractive Market Dynamics

- Multiple blockbuster therapies can **successfully coexist**, reflecting the large patient population, heterogenous disease presentation, and evolving unmet needs.
- The MS market is **not a winner-take-all market** and switching is common, expected, and often necessary throughout a patient's disease journey.

Innovation Drives

- **Novel mechanisms of action** are urgently needed, particularly to address the neurodegenerative aspect of the disease.
- New entrants offering **improved efficacy, safety, or tolerability** are capturing share despite competition from incumbent products.

1. Sales numbers in G7 countries (U.S., UK, Canada, Japan, Germany, France, Italy) in USD billion; Multiple Sclerosis Landscape and Forecast by Decision Resources Group Part of Clarivate
MS: multiple sclerosis

Current DMTs Target Inflammation, None Stop/Reverse Disability Accumulation

20+ Therapies Exist for Relapsing MS, None Adequately Address the Neurodegeneration Driving Progression



EDSS
Bedridden / Death from MS
9–10
Wheelchair restricted
7–8
Walking impaired Requires aid at 6.0
5–6
Moderate disability Walking unimpaired
3–4
Minimal signs Fully ambulatory
1–2
Disease Trajectory Over Time
focal inflammation
Disability
Time
PIRA (progression independent of relapse activity)
RAW (relapse-associated worsening)
Nurr1 activation
DHODH inhibition

Progression Independent of Relapse Activity (PIRA): Neurodegeneration accumulates continuously, even in patients with no relapses and inactive MRIs, driving long-term disability and impacting quality of life.

Relapse-Associated Worsening (RAW): Inflammatory attacks drive acute MRI lesions and episodic disability worsening. 20+ approved disease-modifying therapies potentially address this component.

Future MS therapies should address both acute inflammatory activity and the mechanisms driving progression, while maintaining favorable safety and tolerability profiles to facilitate long-term use.

Graphic adapted from Kretzschmar A., Symposium MSVirtual2020 / 8th Joint ACTRIMS-ECTRIMS Meeting and REVIEW article, Front. Immunol., 29 November 2023, Sec. Multiple Sclerosis and Neuroimmunology, Volume 14 – 2023 / MS: multiple sclerosis; DMT: disease-modifying therapy; EDSS: Expanded Disability Status Scale; Nurr1: nuclear receptor-related-1; DHODH: dihydroorotate dehydrogenase; MRI: magnetic resonance imaging

Vidofludimus Calcium: A Unique Dual Mechanism Approach to MS

Potentially the Only Oral MS Drug That Addresses Both PIRA and RAW Simultaneously



Vidofludimus Calcium
Direct Nurr1 Activation
Modulates gene expression directly in neurons, mediating neuroprotection and neuronal survival
Reduces neurotoxicity of microglia and astrocytes, indirectly supporting neuronal survival
Targeting neurodegeneration beyond focal inflammation
Selective DHODH Inhibition
Selectively targets metabolically hyperactive T and B lymphocytes
Reduces focal inflammation, MRI lesions, and relapses
Prevents reactivation of EBV
Targets PIRA
Targets RAW
Reduced disability progression, stability or improvement in symptoms
Reduced focal inflammation, MRI lesions, and relapses
Longer independence, improved quality of life

Illustrative depiction / MS: multiple sclerosis; PIRA: progression independent of relapse activity; RAW: relapse-associated worsening; Nurr1: nuclear receptor-related-1; DHODH: dihydroorotate dehydrogenase; MRI: magnetic resonance imaging; EBV: Epstein-Barr Virus

Key Unmet Needs Remain in Relapsing and Progressive MS

Progression Independent of Relapse Activity (PIRA)

- PIRA continues to occur even in patients treated with high efficacy DMTs (e.g., anti-CD20 therapies, natalizumab, etc.).
- PIRA is responsible for up to 87% of disability accumulation in ocrelizumab-treated relapsing MS patients.[1]

Safety and Tolerability

- Many approved DMTs are associated with intolerable side effects, leading to treatment discontinuation or failure to initiate therapy.
- As patients age and accumulate disability, the trade-off between DMT-induced immunosuppression and infection risk becomes increasingly unfavorable, limiting treatment options for those with the greatest unmet need.

Treatments for Progressive Multiple Sclerosis

- Current treatment options for progressive MS are limited, with only one approved product for PPMS and nothing approved for naSPMS in the U.S.
- Progressive MS is associated with greater symptom severity and functional impairment, unemployment, hospitalization, economic burden, and lower quality of life.

The ideal therapy would address both the relapsing and progressive components of the disease simultaneously while offering a better benefit/risk profile versus current therapies.

1. Ingwersen J, Masanneck L, Pawlitzki M, Samadzadeh S, Weise M, Aktas O, Meuth SG, Albrecht P. Sci Rep. 2023 Sep 11;13(1):15003

MS: multiple sclerosis; PPMS: primary progressive MS; naSPMS: non-active secondary progressive MS; PIRA: progression independent of relapse activity; DMT: disease-modifying therapy

Addressing Near-Term Unmet Needs in Relapsing Multiple Sclerosis

Vidofludimus Calcium in Relapsing MS: Even with 20+ Approved DMTs, Significant Unmet Needs Exist

Relapsing MS

~400K Diagnosed Patients in the U.S.[1,2]

- High unmet needs remain despite numerous approved therapies, particularly for preventing disability progression or improving symptoms.
- Physicians continue to seek differentiated oral therapies with a favorable profile of benefit/risk and convenience.
- Even with a multitude of options, ~30-35% of diagnosed patients are currently not treated with a DMT.[1,2]
- MS treatment is dynamic, with physicians routinely switching therapies based upon profile, changing needs over patient journey.

Vidofludimus calcium is a key late-stage asset with NDA submission targeted in mid-2027, and expected U.S. regulatory approval in 2028, potentially offering differentiation through a dual mechanism.

- Both ENSURE trials completed enrollment (N=2,221 combined)
- ENSURE interim analysis in 2024: not futile per IDMC
- Phase 3 relapsing MS data expected by end of 2026

1. Multiple Sclerosis Disease Landscape and Forecast Research Report by Decision Resources Group Part of Clarivate. 2. Immunic analysis
MS: multiple sclerosis; DMT: disease-modifying therapy; NDA: New Drug Application; IDMC: Independent Data Monitoring Committee

EMPhASIS: Strong Efficacy, Durable Long-Term Benefit, and Favorable Safety and Tolerability in Relapsing-Remitting MS

Multicenter, Randomized, Double-Blind, Placebo-Controlled Phase 2 Clinical Trial (NCT03846219)

268 patients in 36 centers across four European countries

Double-blind treatment period of 24 weeks

- Cohort 1: 30 mg and 45 mg vidofludimus calcium or placebo QD
- Cohort 2: 10 mg vidofludimus calcium or placebo QD

Key Inclusion Criteria:

- Patients aged 18 to 65 years (inclusive)
- RRMS according to revised McDonald criteria (2017)
- EDSS score between 0 and 4.0 at screening

Primary Endpoint:

- Cumulative number of CUA MRI lesions on 45 mg dose versus placebo

Secondary Endpoints Include:

- Cumulative number of CUA MRI lesions on 30 mg, new Gd+ lesions



Screening Period
Main Treatment Period (Blinded)
OLE (optional)
Main cohort (cohort 1)
R
45 mg Vidofludimus Calcium (n=69)
30 mg Vidofludimus Calcium (n=71)
Placebo (n=69)
Transition to Vidofludimus Calcium (30 or 45 mg)
Sub-cohort (cohort 2)
R
10 mg Vidofludimus Calcium (n=47)
Placebo (n=12)
Transition to Vidofludimus Calcium (30 or 45 mg)
Main Analysis
D1
W6
W12
W18
MRI every 6 weeks
up to 24 weeks

Fox RJ, et al. Ann Clin Transl Neurol. 2022;9(7):977-987; Fox RJ, et al. Neurol Neuroimmunol Neuroinflamm. 2024;11(3):e200208; ClinicalTrials.gov NCT03846219
MS: multiple sclerosis; RRMS: relapsing-remitting MS; QD: quaque die = once-daily; EDSS: Expanded Disability Status Scale; CUA: combined unique active; MRI: magnetic resonance imaging; Gd+: gadolinium-enhancing; OLE: open-label extension; R: randomization; D: day; W: week

Robust Reduction in MRI Lesion Activity Over 24 Weeks

Primary and Key Secondary Endpoints Both Highly Statistically Significant, Pooled Cohorts 1&2



Reduction in CUA Lesions up to Week 24
0
0
-76%
-71%
7
6
5
4
3
2
1
0
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cumulative CUA Lesions
Lesion Reduction in %



Reduction in Gd+ Lesions up to Week 24
0
-13%
-78%
-74%
5
4
3
2
1
0
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cumulative Gd+ Lesions
Lesion Reduction in %

Statistically significant effects on the primary and key secondary endpoints of new CUA lesions

(primary 45 mg versus placebo: $p=0.0002$ / key secondary 30 mg versus placebo: $p<0.0001$)

As Cohort 2 only allowed MRI machines of 1.5T, pooled data of Cohorts 1 & 2 only include patients that were evaluated at MRI field strength of 1.5 Tesla. Modified full analysis set C1/C2 (N10=47, N30=65, N45=66, NPBO C1=59, NPBO C2=12). Data displayed are as adjusted mean values. Estimates are adjusted for baseline volume of T2 lesions and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first investigational medicinal product (IMP) dose to date of last MRI assessment with non-missing values is used as offset term. / MRI: magnetic resonance imaging; CUA: cumulative unique active, Gd+: gadolinium-enhancing

Immunic THERAPEUTICS

Encouraging Trend on Risk of Relapse, Despite Study Size and Duration


HR: 0.58, p=0.19
23%
14%
Proportion of patients with relapse to Week 24
0.0
0.1
0.2
0.3
0.4
0 10 20 30 40 50 60 70 80 100 100 110 120 130 140 150 160 170 180 190 200 210
Time to relapse (days)

Patients at risk									
68	67	64	64	63	61	61	59	7	2
65	63	62	59	55	53	50	49	1	0

30 mg IMU-838 — Placebo

Relative risk of relapse reduced by 42% (HR: 0.58, p=0.19) in 30 mg group vs. placebo

Apparent onset of effect within 6-8 weeks, increasing over time

Regulatory alignment and precedent[1] for the time to first relapse primary endpoint in relapsing MS

1. Reference: Tecfidera® label
MS: multiple sclerosis; HR: hazard ratio

Favorable Safety and Tolerability Profile with Similar Incidence to Placebo

Safety and Tolerability Endpoints	Placebo	Vidofludimus Calcium 30 mg	Vidofludimus Calcium 45 mg
Any treatment-emergent adverse event	**44%**	**45%**	**41%**
Treatment-emergent adverse events occurring in >5% of total patients by preferred term			
Headache	6%	4%	6%
Nasopharyngitis	4%	4%	7%
Treatment-emergent adverse events occurring in 2%-5% of total patients by preferred term			
Upper respiratory tract infection	4%	3%	0%
Viral respiratory tract infection	4%	0%	3%
Treatment-emergent adverse events occurring in >1 to <2% of total patients by preferred term			
Back pain	3%	1%	0%
ALT (alanine aminotransferase) increase	3%	1%	0%
Influenza	3%	0%	1%
Liver enzymes elevated	1%	1%	3%
Nausea	1%	1%	3%
Bronchitis	1%	0%	3%
Alopecia	0%	4%	1%
Fatigue	0%	3%	3%
Rash	0%	3%	3%
Cystitis	0%	1%	4%
Treatment-emergent adverse events by severity			
Mild	33%	41%	30%
Moderate	12%	16%	23%
Severe	1%	0%	0%
Serious adverse events	**1%**	**3%**	**0%**
Treatment discontinuation for any reason	**7%**	**3%**	**6%**
Treatment-emergent adverse events leading to treatment discontinuation	**4%**	**0%**	**3%**

Key Safety Observations:

- No signal for liver injury
- No indications of immune or bone marrow suppression
- No clear signals of gastrointestinal effects or hair loss
- Comparatively short half-life of 30 hours allows for ease of treatment changes, discontinuations

Three patients experienced 4 serious adverse events in the vidofludimus calcium 30 mg (n=2) and the placebo group (n=1). They were considered unrelated to treatment: hydronephrosis and ureterolithiasis (vidofludimus calcium 30 mg), open fracture (vidofludimus calcium 30 mg), and squamous cell carcinoma of the cervix (placebo).

Open-Label Extension Phase: High Retention Rate with 92.3% of Patients CDW-Free at 144 Weeks


100.0%
98.0%
97.2%
94.6%
93.3%
93.3%
92.3%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Patients Free of 12wCDW Events
0
24
48
72
96
120
144
Weeks of Open-Label Extension Treatment

- At week 144, 92.3% of patients remained free of 12-week CDW, with 92.7% free of 24-week CDW
- Low discontinuation rate with 196 out of 254 patients reaching 144 weeks of OLE treatment and >170 patients still in the OLE phase*
- Apparent favorable safety and tolerability profile continues

Stable low progression rate through 144 weeks consistent with sustained effects potentially through immunomodulatory and neuroprotective pathways

187 patients evaluated up to Week 144 and included in this CDW analysis; * as of May 2026
CDW: confirmed disability worsening; OLE: open-label extension

ENSURE Phase 3: Two Fully Enrolled Pivotal Trials Designed to Confirm Immunomodulatory Effects Specifically Through Relapse Reduction

Randomized, Double-Blind, Placebo-Controlled Trials (NCT05134441 & NCT05201638)

- More than 100 sites in 15 countries
- Approx. 1,100 relapsing MS patients randomized 1:1 in each trial (total N=2,221)

Endpoints

Primary:

- Time to first relapse (i.e., relative risk reduction)

Key Secondary Include:

- New and/or enlarging T2 MRI lesions, Gd+ T1 MRI lesions, ARR, time to CDI (pooled), time to CDW (pooled)

Rescue with active treatment post-relapse included to assure patient safety, however, rescue further reduces likelihood of seeing effects on disability endpoints



Screening Period
Main Treatment Period (Blinded)
OLE (optional)
ENSURE-1: N=1,121
R
Vidofludimus Calcium 30 mg QD
Placebo
1st relapse → may switch to active
Vidofludimus Calcium 30 mg QD
ENSURE-2: N=1,100
R
Vidofludimus Calcium 30 mg QD
Placebo
1st relapse → may switch to active
Vidofludimus Calcium 30 mg QD
D0
W24
W48
W72
up to 8 years

Top-line data expected by end of 2026

- A positive readout of the ENSURE trials would pave the way for U.S. NDA submission
- Regulatory alignment and precedent[1] for the time to first relapse primary endpoint in relapsing MS
- Positive interim analysis in October 2024: Unblinded IDMC recommended continuing trial without changes, including no need sample-size expansion

1. Reference: Tecfidera® label / MS: multiple sclerosis; MRI: magnetic resonance imaging; Gd+: gadolinium-enhancing; ARR: annualized relapse rate; CDI; confirmed disability improvement; CDW: confirmed disability worsening; OLE: open-label extension; QD: quaque die = once-daily; R: randomization; D: day; W: week; NDA: New Drug Application; IDMC: Independent Data Monitoring Committee

Recruited Patients in ENSURE Representative of Early, Active MS Population

Total of 2,221 Enrolled Patients, Nearly 50% Received Prior MS Treatment

Inclusion Criteria

Patients aged 18 to 55 years

Diagnosis of relapsing MS[1,2,3]

EDSS score at screening between 0 to 5.5

Disease Subtypes at Baseline



ENSURE-1 (N=1,121)
3.2%
96.7%
RRMS
aSPMS



ENSURE-2 (N=1,100)
3.3%
96.6%
RRMS
aSPMS

Baseline Patient Characteristics[4]

	ENSURE-1 (N=1,121)	ENSURE-2 (N=1,100)
Mean age (SD), years	37.9 (9.28)	37.6 (9.25)
Female	65.2%	67.9%
Male	34.8%	32.1%
Baseline EDSS <=2.5	43.3%	54.5%
Baseline EDSS >2.5	56.7%	45.5%
Received prior treatment	46.4%	48.9%

1. revised McDonald criteria 2017; 2. confirmed relapsing MS (1996 Lublin criteria); 3. active disease (as defined by Lublin 2014) 4. Internal data as of February 2026
MS: multiple sclerosis; RRMS: relapsing-remitting MS; aSPMS: active secondary progressive MS; EDSS: Expanded Disability Status Scale; SD: standard deviation

Vidofludimus Calcium in Relapsing MS: Targeted NDA Submission Driven by Near-Term Pivotal Readouts

Robust Phase 2 EMPhASIS Results on Inflammatory Endpoints

Phase 3 ENSURE Development Largely De-Risked

Clear Path to Regulatory Submission Upon Positive Outcome

- Fully enrolled Phase 3 ENSURE-1 and ENSURE-2 trials with top-line data expected by year-end 2026
- NDA submission in the U.S. targeted for mid-2027, followed by potential U.S. regulatory approval in 2028
- Regulatory alignment and precedent[1] for the time to first relapse primary endpoint in relapsing MS

1. Reference: Tecfidera® label
MS: multiple sclerosis; NDA: New Drug Application

Potential to Change Treatment Paradigm in Progressive Multiple Sclerosis

Progressive MS: Potential to Change Treatment Paradigm

Limited Treatment Options Available to Date With Many Patients Continuing to Worsen Despite Treatment

Progressive MS

~150K Diagnosed Patients in the U.S.[1,2]

- Key unmet needs remain, with limited treatment options available for patients with progressive MS.
- Compared with RRMS, progressive MS is clinically associated with greater symptom severity and functional impairment, higher rates of unemployment and hospitalization, greater economic burden and a more substantial impact on health-related quality of life.[3,4]
- Clinicians are increasingly focused on slowing disability progression and preserving neurological function beyond relapse control.
- High unmet need for targeted therapies with novel mechanisms that potentially address the underlying biology of progression.

- **New treatments** should tackle the processes responsible for the continuous accumulation of disability in progressive MS, rather than acute relapses.
- PIRA accounts for most disability progression in patients with progressive MS.

- **Vidofludimus calcium's Nurr1 mechanism** is targeted to preserve neurons and improve neuronal function.
- Initiation of a Phase 3 clinical trial in progressive MS based on the CALLIPER Phase 2 data is expected later this year.

1. Multiple Sclerosis Disease Landscape and Forecast Research Report by Decision Resources Group Part of Clarivate 2. Immunic analysis 3.Gross HJ, Watson C. Neuropsychiatr Dis Treat. 2017;13:1349–1357
4. Chataway J, Murphy N, Khurana V, Schofield H, Findlay J, Adlard N. Curr Med Res Opin. 2021;37(6):995–1004
MS: multiple sclerosis; RRMS: relapsing-remitting MS; PIRA: progression independent of relapse activity; Nurr1: nuclear receptor-related-1

Immunic THERAPEUTICS

CALLIPER: Phase 2 Clinical Trial in Progressive MS

Multicenter, Randomized, Double-Blind, Placebo-Controlled Trial (NCT05054140)
467 Adult Patients Randomized, >340 Patients Continuing in OLE*

Inclusion Criteria

- Patients aged 18 to 65 years
- PPMS or SPMS diagnosis (revised McDonald criteria 2017)
- EDSS score at screening between 3.0 and 6.5
- No relapse in the last 24 months before randomization
- Evidence of disability progression

Disease Subtypes at Baseline

- naSPMS: 57.4% (n=268)
- PPMS: 32.5% (n=152)
- aSPMS: 10.1% (n=47)



Screening Period
Main Treatment Period (Blinded)
OLE (optional)
R
Vidofludimus Calcium 45 mg (n=235)
Placebo (n=232)
Vidofludimus Calcium 45 mg
D1
W24
W48
W72
up to W120
up to 8 years

>70 sites in North America, Western, Central and Eastern Europe

Endpoints

Primary:

Annualized rate of percent brain volume change (PBVC) during main treatment period up to 120 weeks

Secondary include:

Time to 24-week confirmed disability worsening, including composite and EDSS-based measures

Exploratory:

Clinical and MRI endpoints

* as of May 2026 / MS: multiple sclerosis; PPMS: primary progressive MS; SPMS: secondary progressive MS; na: non-active; a: active; OLE: open-label extension; EDSS: Expanded Disability Status Scale; MRI: magnetic resonance imaging; R: randomization; D: day; W: week

Exploratory MRI Outcomes Revealed Consistent, Directionally Favorable Signals Even Though the Primary PBVC Endpoint Was Not Met

Annualized PBVC rate up to 120 weeks: 4.7%; 95% CI, -0.285 to 0.379; p=0.78
Nominal regional atrophy differences favored vidofludimus calcium although not significant: 15.7% for gray matter, 10.0% for cortical gray matter, 35.0% for thalamus

Thalamic Volume Change



Change in Thalamus Volume - All Patients
% Change in LS Means From Baseline
0.00
-0.20
-0.40
-0.60
-0.80
-1.00
-1.20
-1.40
0
6
12
18
24
Months
Vidofludimus Calcium
Placebo

-20% relative difference in thalamic atrophy, a sensitive MRI atrophy marker, favoring vidofludimus calcium versus placebo at 24 months

New/Enlarging T2 Lesion Volume



% Change from Baseline
3
1.5
0
-1
0
6
12
18
24
Time (months)
2.97%
-0.22%
Vidofludimus Calcium
Placebo

Percent change from baseline stable with vidofludimus calcium (-0.22%) vs. increased with placebo (+2.97%) at 24 months, suggesting lower cumulative lesion burden

SELs Over Time



Mean Change from Baseline in Number of SELs
Mean Change from Baseline
4
3.5
3
2.5
2
1.5
1
0.5
0
0
24
48
72
96
Weeks
Vidofludimus Calcium
Placebo
*
*P<0.05
(nominal)

LS mean SEL count was 2.935 with vidofludimus calcium vs. 3.840 with placebo at week 96 (p<0.05, nominal), suggesting potential effect on chronic-compartmentalized inflammation

Immunic THERAPEUTICS

MRI: magnetic resonance imaging; PBVC: percent brain volume change; LS: least-square; SEL: slowly expanding lesions

Vidofludimus Calcium Showed Consistent Effects on Disability Worsening and Improvement, Even in Non-Active Patients



24wCDW
IMU-838 N=235
Placebo N=232
Favors IMU-838
Favors Placebo
Hazard ratio (95% CI)
All subjects 235 232 0.76(0.48-1.21)
PPMS 77 75 0.69(0.33-1.43)
naSPMS 135 133 0.81(0.42-1.56)
No GD lesions and no Relapsing Disease at Baseline
All subjects 188 183 0.64(0.37-1.11)
PPMS 64 60 0.60(0.26-1.37)
naSPMS 118 115 0.74(0.35-1.59)
0.0 0.5 1.0 1.5 2.0



24wCDI
Hazard ratio (95% CI)
Favors Placebo
Favors IMU-838
2.44(1.07-5.58)
2.82(0.75-10.7)
1.81(0.61-5.41)
2.01(0.86-4.70)
2.36(0.61-9.17)
1.57(0.51-4.81)
0 1 2 3 4 5 6 7 8 9 10 11

Consistent numerical reductions in 24-week CDW, together with an approx. 2-fold increase in 24-week CDI versus placebo, suggesting vidofludimus calcium may influence progression biology beyond inflammation

* statistically significant / MS: multiple sclerosis; PPMS: primary progressive MS; naSPMS: non-active secondary progressive MS; CDW: confirmed disability worsening; CDI: confirmed disability improvement; GD: gadolinium; CI: confidence interval

Vidofludimus Calcium Showed Consistent Effects on Disability Worsening and Improvement, Even in Non-Active Patients



24wCDW
IMU-838 N=235
Placebo N=232
Favors IMU-838
Favors Placebo
Hazard ratio (95% CI)
All subjects 235 232 0.76(0.48-1.21)
PPMS 77 75 0.69(0.33-1.43)
naSPMS 135 133 0.81(0.42-1.56)
No GD lesions and no Relapsing Disease at Baseline
All subjects 188 183 0.64(0.37-1.11)
PPMS 64 60 0.60(0.26-1.37)
naSPMS 118 115 0.74(0.35-1.59)
0.0 0.5 1.0 1.5 2.0



24wCDI
Hazard ratio (95% CI)
Favors Placebo
Favors IMU-838
2.44(1.07-5.58)
2.82(0.75-10.7)
1.81(0.61-5.41)
2.01(0.86-4.70)
2.36(0.61-9.17)
1.57(0.51-4.81)
0 1 2 3 4 5 6 7 8 9 10 11

Consistent numerical reductions in 24-week CDW, together with an approx. 2-fold increase in 24-week CDI versus placebo, suggesting vidofludimus calcium may influence progression biology beyond inflammation

* statistically significant / MS: multiple sclerosis; PPMS: primary progressive MS; naSPMS: non-active secondary progressive MS; CDW: confirmed disability worsening; CDI: confirmed disability improvement; GD: gadolinium; CI: confidence interval

Favorable Safety and Tolerability Profile at 45 mg with No Signal for Liver Injury

Five Most Common TEAE Events

N of patients / n of events	45 mg Vidofludimus Calcium n=235	Placebo n=232	Total
Urinary tract infection	39 / 57	36 / 49	75 / 106
Headache	10 / 16	16 / 42	26 / 58
Back pain	9 / 11	17 / 24	26 / 35
Fall	9 / 15	11 / 17	20 / 32
Upper respiratory infection	15 / 18	11 / 12	26 / 30

No Evidence of Increased Rates of Liver Enzyme Elevations

Threshold	45 mg Vidofludimus Calcium n=235	Placebo n=232
ALT >3×ULN	7 (3.0%)	6 (2.6%)
ALT >5×ULN	2 (0.9%)	4 (1.7%)
ALT >10×ULN	1 (0.4%)	4 (1.7%)

Threshold	45 mg Vidofludimus Calcium n=235	Placebo n=232
AST >3×ULN	5 (2.2%)	5 (2.2%)
AST >5×ULN	1 (0.4%)	5 (2.2%)
AST >10×ULN	1 (0.4%)	1 (0.4%)

- Overall favorable safety and tolerability profile versus placebo, comparable to 30 mg dose
- No new safety signals observed through 120 weeks
- Comparable rates of TEAEs (69.4% vs. 68.5%) and SAEs (8.1% vs. 6.5%) for vidofludimus calcium versus placebo
- No Hy's Law cases observed

Hy's Law cases are defined as liver enzyme elevation of greater than 3xULN with concurrent elevation of serum total bilirubin greater than 2xULN / TEAE: treatment-emergent adverse event; SAE: serious adverse event:, ALT: alanine aminotransferase; AST: aspartate aminotransferase; ULN: upper limit of normal reference range

Vidofludimus Calcium in Progressive MS: Treatment Paradigm Changing Potential

Strong Imaging and Exploratory Disability Phase 2 Efficacy Signals*

Favorable and Consistent Safety Profile at 45 mg Dose

Positive Phase 2 Signals in Non-Active Patients Supporting Nurr1-Linked Biology

Initiation of a Phase 3 clinical trial in progressive MS expected later this year

Immunic THERAPEUTICS

* Primary percent brain volume change endpoint not met
MS: multiple sclerosis; Nurr1: nuclear receptor-related-1

Commercial Opportunity

The Global MS Market Continues to Grow, with Oral DMTs Remaining a Large and Attractive Opportunity


2032
~$33B
~7% CAGR
2026
~$22B

Brand	2025 Sales[1]
Ocrevus®	$9.05 billion
Kesimpta®	$4.43 billion
Tysabri®	$1.67 billion
Mavenclad®	$1.4 billion
Avonex® & Plegridy®	$946 million
Vumerity®	$747 million
Tecfidera®	$680 million
Briumvi®	$616 million
Rebif®	$465 million

Total Relapsing MS Patient Share by Class[2]


40%
anti-CD20
38%
Orals
2026
9%
Other high efficacy mAbs
13%
Platform injectables

Sales numbers in G7 countries (U.S., UK, Canada, Japan, Germany, France, Italy) in USD billion; Multiple Sclerosis Landscape and Forecast by Decision Resources Group Part of Clarivate 1. Company public filings
2. IQVIA TRx market share - IQVIA SMART / MS: multiple sclerosis; DMT: disease-modifying therapy; CAGR: compound annual growth rate; mAbs: monoclonal antibodies

The U.S. Relapsing MS Market Offers Multiple Pathways to Sustainable Growth via Newly Diagnosed, Switching and Untreated Patients


~$17B[1]

~90K
U.S. patients initiating new MS DMT treatments each year[1]

~45K **newly diagnosed** relapsing MS patients each year[1]

~45K prescriptions for patients **switching therapy** each year[1]

~125K diagnosed relapsing MS patients **currently untreated**[2]

A differentiated oral therapy like vidofludimus calcium has the potential to compete across all three patient acquisition opportunities. ~4-5% patient capture of the U.S. relapsing MS market has the potential to generate blockbuster sales.

1. Immunic analysis of estimated total sales of MS DMTs in the U.S. 2. Multiple Sclerosis Disease Landscape and Forecast Research Report by Decision Resources Group Part of Clarivate
MS: multiple sclerosis; DMT: disease-modifying therapy

Vidofludimus Calcium Could Address Several Large, Underserved Relapsing MS Patient Segments

Patients Who Prefer Oral DMTs	Older Individuals Living with Relapsing MS	Patients Sequencing from Anti-CD20 Therapy
~42% of patients prefer oral medicines[1]	**~58%** of relapsing MS patients in the U.S. are aged >55[2]	**up to 10%** of individuals may have to discontinue on an annual basis[3]

1. Jonker MF, et al. Med Decis Making. 2020 Feb;40(2):198-211; Watson C, et al. Neurol Ther. 2023 Dec;12(6):1961-1979 2. McKesson Compile Claims Data (ICD 10 Code – G35, G35A, G35D; Time Frame – 01/01/2023 – 12/31/2025) 3. Immunic analysis / MS: multiple sclerosis; DMT: disease-modifying therapy

Building a Leading MS Company: A Phased Commercial Strategy

Relapsing MS Establishes Commercial Foundation; Progressive MS Drives Long-Term Value Creation

BUILD THE COMMERCIAL FOUNDATION (2026-2028)

Launch a differentiated oral DMT into the U.S. relapsing MS market while establishing Immunic as a fully integrated commercial biotechnology company

SCALE & GENERATE CASH FLOW (2028-2032)

Commercial success in relapsing MS funds continued pipeline and data generating investments while strengthening commercial capabilities and organizational scale

BECOME A GLOBAL MS LEADER (2032+)

Capture a substantially larger market opportunity through expansion into progressive MS (long-term market estimated up to $12B[1]) reinforcing Immunic's position as a leading global MS company

Our strategy is to use the U.S. relapsing MS opportunity to build a profitable, fully integrated commercial organization that serves as the platform for long-term global leadership in MS.

Immunic THERAPEUTICS

1. Immunic estimate based on reported prevalence and assumed future pricing of DMTs for progressive MS
MS: multiple sclerosis; DMT: disease-modifying therapy

Value Creation Roadmap

Multiple Catalysts Through 2030

	2H 2026	2027	2028
Relapsing MS ENSURE-1 and ENSURE-2	Top-line data expected by end of 2026	Targeted relapsing MS NDA submission in mid-2027	Potential relapsing MS U.S. regulatory approval in 2028
Progressive MS CALLIPER and Phase 3 Trial	Progressive MS Phase 3 initiation expected later in 2026		

MS: multiple sclerosis; NDA: New Drug Application

Immunic: Pivoting to a Fully Integrated Multiple Sclerosis Company

Advancing a Potentially Differentiated Oral MS Therapy to Address High Unmet Needs with Near-Term Blockbuster Potential in Relapsing MS and Significant Upside Potential in Progressive MS

Lead Asset

Vidofludimus Calcium (IMU-838)

Oral therapy that combines **direct Nurr1 activation** with **selective DHODH inhibition** addressing both the neurodegenerative and inflammatory mechanisms underlying disability progression in relapsing and progressive MS

Near-Term Value Inflection in Relapsing MS

- Fully enrolled Phase 3 ENSURE-1 and ENSURE-2 trials with top-line data expected by year-end 2026
- NDA submission in the U.S. targeted for mid-2027, followed by potential U.S. regulatory approval in 2028
- Relapsing MS represents potential blockbuster commercial opportunity, with ~90,000 patients actively seeking new treatment annually in the U.S.

Expansion Opportunity in Progressive MS

- Phase 2 CALLIPER data showed numerical reductions in disability worsening and signals for disability improvement
- Supporting plans for a future Phase 3 progressive MS program
- Emerging therapies could make progressive MS the fastest-growing MS segment

Favorable Safety and Tolerability Profile to Date

- Safety and tolerability profile supports long-term treatment adherence and competitive positioning within the oral MS treatment landscape
- >3,500 patients* treated to date with more than 6.5 years of continuous exposure

Financial Overview NASDAQ: IMUX

- Leadership team with proven track record in MS drug development and commercialization
- Intellectual property protection expected up to 2044 in the U.S.
- Funding expected into late 2027

*as of January 2026 ** as of May 2026
MS: multiple sclerosis; Nurr1: nuclear receptor-related-1; DHODH: dihydroorotate dehydrogenase; NDA: New Drug Application

Thank you!





Jessica Breu
Vice President Investor Relations & Communications

Phone: +1-332-255-9819

Email: ir@imux.com

Web: www.imux.com

Immunic, Inc.
1200 Avenue of the Americas
New York, NY 10036
USA

Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia